                               POWER OF ATTORNEY

STATE OF CALIFORNIA       ]
         ----------
                          ]
COUNTY OF SAN FRANCISCO   ]
          -------------

     KNOW ALL MEN BY THESE PRESENTS, that I, Herbert E. Stansbury, Jr., Director of ACR Group, Inc., a Texas corporation, do constitute and appoint Alex Trevino, Jr. and Anthony R. Maresea, jointly and severally, my true and lawful attorneys-in-fact, each with full power of substitution, for me in any and all capacities, to sign pursuant to the requirements of the Securities Exchange Act of 1934, the Annual Report of the Corporation on Form 10-K for the fiscal year of the Corporation ended February 29, 1996, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, including such as are incorporated therein by reference, and to sign on my behalf and in my stead, in any and all capacities, any amendments to said Annual Report, incorporating such changes as any of said attorneys-in-fact deem appropriate, hereby ratifying and confirming all that said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 22 day
                                                          --
of May, 1996.
   ---

                                                 /s/ Herbert E. Stansbury, Jr.
                                                 -----------------------------
                                                 Herbert E. Stansbury, Jr.

                                ACKNOWLEDGEMENT

STATE OF CALIFORNIA       ]
         ----------
                          ]
COUNTY OF SAN FRANCISCO   ]
          -------------

     This instrument was acknowledged before me on May 22, 1996, by Herbert E.
                                                   ------
Stansbury, Jr.


                                                 /s/ Harriet R. O'Donnell
                                                 -----------------------------
                                                 Notary Public in and for the
                                                 State of California

                               POWER OF ATTORNEY

STATE OF PENNSYLVANIA     ]
         ------------
                          ]
COUNTY OF ALLEGHENY       ]
          ---------

     KNOW ALL MEN BY THESE PRESENTS, that I, Thomas W. Courtney, Director of ACR Group, Inc., a Texas corporation, do constitute and appoint Alex Trevino, Jr. and Anthony R. Maresea, jointly and severally, my true and lawful attorneys-in-fact, each with full power of substitution, for me in any and all capacities, to sign pursuant to the requirements of the Securities Exchange Act of 1934, the Annual Report of the Corporation on Form 10-K for the fiscal year of the Corporation ended February 29, 1996, and to file the same with the Securities and Exchange Commission, together with all exhibits thereto and other documents in connection therewith, including such as are incorporated therein by reference, and to sign on my behalf and in my stead, in any and all capacities, any amendments to said Annual Report, incorporating such changes as any of said attorneys-in-fact deem appropriate, hereby ratifying and confirming all that said attorneys-in-fact, or his substitute or substitutes, may do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, I have hereunto set my hand this 21st day
                                                          ----
of May, 1996.
   ---

                                                 /s/ Thomas W. Courtney
                                                 -----------------------------
                                                 Thomas W. Courtney

                                ACKNOWLEDGEMENT


STATE OF PENNSYLVANIA     ]
         ------------
                          ]
COUNTY OF ALLEGHENY       ]
          ---------

     This instrument was acknowledged before me on May 21, 1996, by Thomas W.
                                                   ------
Courtney.

                                                 /s/ Judith K. Rofett
                                                 -----------------------------
                                                 Notary Public in and for the
                                                 State of Pennsylvania